UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________
FORM 8-K/A
(Amendment No. 1)
____________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2024
 ____________________________________

WAFD, INC.
(Exact name of registrant as specified in its charter)
 ____________________________________

Washington	001-34654		91-1661606
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

425 Pike Street	Seattle	Washington	98101
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code (206) 624-7930
Not Applicable
(Former name or former address, if changed since last report)
____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	WAFD	NASDAQ Stock Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 4.875% Fixed Rate Series A Non-Cumulative Perpetual Preferred Stock	WAFDP	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of WaFd, Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission on February 14, 2024 (the “Original Form 8-K”). The Original Form 8-K reported the final voting results of the Company’s Annual Meeting of Shareholders held on February 13, 2024 (the “2024 Annual Meeting”). The sole purpose of this Amendment is to update disclosures made under Item 5.07 to disclose the Company’s decision regarding whether advisory votes on the compensation of the Company’s named executive officers (the “Say-on-Pay Vote”) should be held every one, two or three years (the “Frequency of Say on Pay Proposal”). No other changes have been made to the Original Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders

As previously reported in the Original Form 8-K, in an advisory vote held at the 2024 Annual Meeting on the Frequency of Say on Pay Proposal, the Company’s stockholders, consistent with the recommendation of the Company’s Board of Directors, expressed their preference for a Say-on-Pay Vote to be conducted every year. In accordance with this vote and its previous recommendation, the Board has determined that the Company shall submit a Say-on-Pay Vote to a nonbinding advisory vote of the Company’s shareholders every year until the next required vote on the frequency of such shareholder votes on the compensation of executives.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

May 15, 2024	WAFD, INC.

	By:	/s/ KELLI J. HOLZ
Kelli J. Holz
Executive Vice President and Chief Financial Officer

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